UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 `
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 26, 2022

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
4200 Stone Road
Kilgore, Texas 75662
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2022, Martin Resource Management Corporation (“MRMC”), the holder of the controlling voting interests in MMGP Holdings LLC, the sole member of Martin Midstream GP LLC (the “General Partner”), the general partner of Martin Midstream Partners L.P., and Robert D. Bondurant, the President and Chief Executive Officer of the General Partner, entered into an amendment (the “Amendment”) to Mr. Bondurant’s employment agreement, dated as of October 20, 2020 (the “Employment Agreement”).

The Amendment extends the term of the Employment Agreement from January 1, 2024 to December 31, 2024 and also provides that the term will automatically renew for additional one-year periods thereafter unless MRMC or Mr. Bondurant gives notice prior to the end of the applicable term that such party does not wish to extend the term of the Employment Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)      Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
10.1	First Amendment to Employment Agreement, dated October 26, 2022, by and between Martin Resource Management Corporation and Robert D. Bondurant
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: August 1, 2022	By: /s/ Sharon L. Taylor
Sharon L. Taylor
Vice President and Chief Financial Officer